UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of Registrant as specified in its charter)

Bermuda

(State of Incorporation)

001-35784

(Commission File Number)

98-0691007

(I.R.S. Employer Identification No.)

7665 Corporate Center Drive Miami, Florida	33126
(Address of principal executive offices)	(Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Amended and Restated 2013 Performance Incentive Plan

The Board of Directors (the “Board”) of Norwegian Cruise Line Holdings Ltd. (the “Company”) previously adopted an amendment and restatement of the Norwegian Cruise Line Holdings Ltd. 2013 Performance Incentive Plan (the “2013 Plan” and as amended and restated, the “Restated 2013 Plan”), subject to approval by the Company’s shareholders on May 19, 2016. Among other things, the Restated 2013 Plan reflects amendments to:

i.	increase the number of the Company’s ordinary shares that may be delivered pursuant to all awards granted under the Restated 2013 Plan by an additional 12,430,000 shares, from 15,035,106 shares to a new maximum aggregate limit of 27,465,106 shares;

ii.	provide us with the authority to grant certain qualified performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the U.S. Internal Revenue Code through the Company’s 2021 annual general meeting of shareholders; and

iii.	extend the expiration date of the Restated 2013 Plan to March 30, 2026.

According to the results from the Company’s annual general meeting of shareholders held on May 19, 2016, the Company’s shareholders have approved the Restated 2013 Plan.

The Board or one or more committees appointed by the Board administers the Restated 2013 Plan. The Board has delegated general administrative authority for the Restated 2013 Plan to the Compensation Committee of the Board. The administrator of the Restated 2013 Plan has broad authority under the plan to, among other things, select eligible participants and determine the type(s) of award(s) that they are to receive, determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award.

Persons eligible to receive awards under the Restated 2013 Plan include officers or employees of the Company or any of its subsidiaries, members of the Board, and certain consultants and advisors to the Company or any of its subsidiaries. The types of awards that may be granted under the Restated 2013 Plan include, without limitation, options, share appreciation rights, share bonuses, restricted shares, performance shares, share units, phantom shares, dividend equivalents and other forms of awards, which are granted or denominated in the Company’s ordinary shares, as well as cash bonus awards.

The maximum number of the Company’s ordinary shares that may be delivered pursuant to awards granted under the Restated 2013 Plan is equal to 27,465,106. Ordinary shares subject to outstanding awards that are settled in cash will be available for issuance under the Restated 2013 Plan, as will any ordinary shares exchanged or withheld by the Company to satisfy any purchase price and tax withholding obligations related to “full value awards” such as restricted shares or restricted share units. However, with respect to all awards of options or share appreciation rights (“SAR(s)”) that are not issued or delivered as a result of the net settlement of an outstanding option or SAR, or any ordinary shares that are not issued or are tendered back to the Company as payment for any options or SARs, as well as any ordinary shares withheld or tendered to satisfy tax withholding obligations related to options or SARs, as well as any shares repurchased with the proceeds of any option exercise price, will not again be available for new grants under the Restated 2013 Plan. In addition, the gross number of ordinary shares for which a SAR award is exercised, and not the number of ordinary shares actually issued, will count against the share limits of the Restated 2013 Plan.

The foregoing summary of the Restated 2013 Plan and the amendments thereto is qualified in its entirety by reference to the text of the Restated 2013 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Item 5.07         Submission of Matters to a Vote of Security Holders.

On May 19, 2016, the Company held its annual general meeting of shareholders at the Pullman Miami, 5800 Blue Lagoon Drive, Miami, Florida 33126 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2016 (the “Proxy Statement”). There were 213,944,089 ordinary shares present at the Annual Meeting in person or by proxy, which represented 94.28% of the combined voting power of ordinary shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s ordinary shares were entitled to one vote for each ordinary share held as of the close of business on March 14, 2016.

The shareholders of the Company voted on the following proposals at the Annual Meeting:

1.	To elect three directors, each to serve until the 2019 annual general meeting of shareholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

2.	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

3.	To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered certified public accounting firm for the year ending December 31, 2016 and the determination of PwC’s remuneration by the Audit Committee of the Board.

4.	To approve an amendment to the 2013 Plan, including an increase in the number of shares available for grant under the 2013 Plan.

The voting results for each of these proposals are detailed below.

1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes

Steve Martinez	184,453,090	24,720,898	253,134	4,516,967

Frank J. Del Rio	208,509,999	694,302	222,821	4,516,967

Chad A. Leat	203,745,895	5,424,595	256,632	4,516,967

Each of the three nominees for director was elected to serve until the 2019 annual general meeting of shareholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

2. Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes

157,884,911	50,427,064	1,115,147	4,516,967

The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

3. Ratification of Appointment of Independent Registered Certified Public Accounting Firm

For	Against	Abstain

213,287,143	461,002	195,944

There were no broker non-votes on this proposal.

The shareholders ratified the appointment of PwC as the Company’s independent registered certified public accounting firm for the year ending December 31, 2016 and the determination of PwC’s remuneration by the Audit Committee of the Board.

4. Approval of Amendments to the 2013 Plan

For	Against	Abstain	Broker Non-Votes

175,972,279	33,250,326	204,517	4,516,967

As described in further detail above, the shareholders approved the Restated 2013 Plan. The full text of the Restated 2013 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01           Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amended and Restated 2013 Performance Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 24th day of May, 2016.

NORWEGIAN CRUISE LINE HOLDINGS LTD.

By:	/s/ Daniel S. Farkas
Daniel S. Farkas Senior Vice President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated 2013 Performance Incentive Plan